UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2019 (January 24, 2019)

PACIFIC OFFICE PROPERTIES TRUST, INC.
__________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-09900	86-0602478
__________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

841 Bishop Street, Suite 1700 Honolulu, Hawaii	96813
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

(808) 521-7444
(Registrant’s telephone number, including area code)

Not applicable
__________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement

On January 24, 2019, Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Shidler Equities L.P., a Hawaii limited partnership (“Buyer”), and POP Acquisition, Inc., a Maryland corporation and wholly owned subsidiary of Buyer (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Buyer. Buyer is controlled by Jay H. Shidler, the Company’s Chairman of the Board. The Merger Agreement was unanimously approved by the Company’s Board of Directors (the “Board”).

At the effective time of the Merger (the “Effective Time”), on the terms and subject to the conditions set forth in the Merger Agreement, (i) each share of Senior Common Stock, par value $0.0001 per share, of the Company (“Senior Common Stock”), issued and outstanding immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive $1.25 in cash, without interest and subject to reduction for any required withholding taxes (the “Senior Common Stock Merger Consideration”), and (ii) each share of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) and Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock”), issued and outstanding immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive $0.01 in cash, without interest and subject to reduction for any required withholding taxes (the “Common Stock Merger Consideration,” and together with the Senior Common Stock Merger Consideration, the “Merger Consideration”). However, the Merger Consideration will not be paid in respect of any shares of Senior Common Stock, Class A Common Stock or Class B Common Stock owned by Buyer, Merger Sub or any other subsidiary of Buyer, or the one outstanding share of Proportionate Voting Preferred Stock (which will be cancelled with no consideration paid therefor).

Consummation of the Merger is subject to certain conditions, including without limitation (i) the approval of the Merger by the Company’s stockholders, (ii) the absence of any applicable law, injunction, judgment or ruling (whether temporary, preliminary or permanent) that restrains, enjoins or otherwise prohibits or makes illegal consummation of the Merger, (iii) the accuracy of the representations and warranties of the parties and (iv) the compliance by the parties with their respective obligations under the Merger Agreement (subject to customary materiality qualifiers). The requisite approval of the Merger by the Company’s stockholders is expected to be accomplished through the execution and delivery of a written stockholder consent delivered by Buyer and Pacific Office Holding, Inc., which entities are both controlled by Mr. Shidler and together hold approximately 90.9% of the voting power of the Company.

The Company has made customary representations and warranties and covenants in the Merger Agreement, including representations and warranties related to, among other things, organization, good standing and similar company matters and due authorization, execution, delivery, authority and enforceability of the Merger Agreement. In addition, the Merger Agreement contains customary representations and warranties of the Company relating to capitalization.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Buyer and Merger Sub. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (c) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is intended to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files or has filed with the Securities and Exchange Commission (“SEC”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Generally these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “expect,” “intend,” “plan,” “project,” “believe,” “may,” “will,” “would,” “could,” “should,” “seek,” “estimate” and variations on these words and similar expressions. Investors should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information, and may involve known and unknown risks over which the Company has no control. Those risks include, without limitation:

•	the satisfaction of the conditions to consummation of the Merger;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•	the amount of the costs, fees, expenses and charges related to the Merger;

•	the risk that the Merger may not be completed in a timely manner or at all; and

•	the risk that the Company may be subject to litigation in connection with the Merger.

The Company believes that the assumptions on which its forward-looking statements are based are reasonable. However, the Company cannot assure investors that the actual results or developments it anticipates will be realized or, if realized, that they will have the expected effects on the Company’s business or operations. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this Current Report on Form 8-K and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Except as required by applicable law or regulation, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Buyer. In connection with the proposed transaction, the Company is filing an information statement with the SEC. The Company, Buyer, Merger Sub and Mr. Shidler also are filing with the SEC a transaction statement on Schedule 13E-3 regarding the proposed transaction. The Company’s stockholders are urged to read the information statement and the transaction report on Schedule 13E-3 regarding the proposed transaction and any other relevant documents carefully and in their entirety because they contain important information about the proposed transaction. When completed, a definitive information statement will be mailed to the stockholders of the Company. The Company’s stockholders will be able to obtain, without charge, a copy of the information statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the information statement and other relevant documents (when available) by directing a written request by mail to Pacific Office Properties Trust, Inc., 841 Bishop Street, Suite 1700, Honolulu, Hawaii 96813, Attention: Corporate Secretary, or by calling the Secretary at (808) 521-7444.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 24, 2019, among Pacific Office Properties Trust, Inc., Shidler Equities L.P. and POP Acquisition, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

By:     /s/    Lawrence J. Taff
Name:    Lawrence J. Taff
Title:    Chief Executive Officer and Chief Financial
Officer

Dated: January 25, 2019

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 24, 2019, among Pacific Office Properties Trust, Inc., Shidler Equities L.P. and POP Acquisition, Inc.